UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: April 30

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET HIGH INCOME FUND II INC.

FORM N-Q

JULY 31, 2014

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 113.8%
CONSUMER DISCRETIONARY - 24.1%
Auto Components - 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	380,000	EUR	$583,404	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	2,849,078	(a)

Total Auto Components					3,432,482

Automobiles - 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,482,000		2,742,610	(b)

Diversified Consumer Services - 0.7%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	337,000	GBP	598,116	(c)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	500,000	GBP	909,571
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,309,450	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,810,000		1,909,550	(a)(b)

Total Diversified Consumer Services					5,726,687

Hotels, Restaurants & Leisure - 6.6%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	1,940,000		1,867,250	(a)
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	1,330,000		1,376,550	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	402,953		407,457	(a)(d)(e)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	3,026,700		3,016,754	(a)(d)(e)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,470,000		1,539,825	(b)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	840,000		778,260	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,735,000		1,535,475	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	4,680,000		3,919,500
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,000,000		1,057,500	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,720,000		3,046,400	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	3,360,000		3,561,600	(a)(b)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,490,000		1,508,625	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,721,900	(a)(b)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	975,000		12,187	(a)(g)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,724,000	GBP	3,172,818	(c)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	1,630,000		1,630,000	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,140,000		3,332,325	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,530,000		1,606,500	(a)(b)
Landry’s Inc., Senior Notes	9.375%	5/1/20	6,978,000		7,606,020	(a)(b)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,640,000		1,779,400
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	3,340,000		3,440,200	(a)(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	514,000		553,835	(a)(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	3,770,000		4,090,450	(b)

Total Hotels, Restaurants & Leisure					53,560,831

Household Durables - 2.0%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	3,860,000		4,091,600	(a)(f)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Household Durables - 2.0% (continued)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	2,590,000		$2,693,600
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,980,000		3,300,350	(b)
William Lyon Homes PNW Finance Corp., Senior Secured Notes	7.000%	8/15/22	2,320,000		2,328,700	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	3,520,000		3,599,200	(a)(b)

Total Household Durables					16,013,450

Media - 10.2%
Altice SA, Senior Secured Notes	7.750%	5/15/22	4,860,000		4,981,500	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	1,040,000		1,121,900	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	5,050,000		5,397,187	(b)
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	200,000	EUR	286,557	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	300,000	EUR	446,908	(a)
Clear Channel Communications Inc., Senior Notes	10.000%	1/15/18	2,170,000		1,982,838
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	900,000		945,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	260,000		273,000
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,708,125	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	230,000		247,538
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		2,091,788	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,270,000		2,502,675	(b)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	2,710,000		2,750,650	(a)(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	800,000		836,000	(a)
MHGE Parent LLC/MHGE Parent Finance Inc., Senior Notes	8.500%	8/1/19	1,860,000		1,811,175	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	7,152,670	(b)(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,599,507		2,989,433	(a)(f)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	4,170,000		4,196,063	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,061,000		4,426,490	(a)(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	420,000	EUR	678,678	(a)(f)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	2,500,000		3,182,815	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,336,000		1,679,834	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	1,258,000	EUR	1,897,196	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	4,450,000		4,828,250	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,780,000		1,873,450	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	400,000		432,000	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	5,060,000	EUR	7,351,519	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	3,500,000	EUR	4,967,876	(b)(c)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	5,420,000		5,718,100	(a)(b)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	3,150,000		3,079,125	(a)

Total Media					81,836,340

Multiline Retail - 0.5%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	660,000		674,850	(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,940,000		3,153,150	(a)(b)(f)

Total Multiline Retail					3,828,000

Specialty Retail - 2.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	2,480,000		2,616,400	(b)
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	360,000	EUR	436,359	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,753,628	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,339,050	(c)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		756,200	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	6,850,000		6,413,313	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,570,000		1,734,850	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - 2.7% (continued)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	530,000		$533,975	(a)(f)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	3,408,000		3,459,120	(a)(f)

Total Specialty Retail					22,042,895

Textiles, Apparel & Luxury Goods - 0.7%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,470,000	EUR	2,002,851	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	2,130,000		2,050,125	(a)(b)(f)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000		1,345,500	(a)(b)

Total Textiles, Apparel & Luxury Goods					5,398,476

TOTAL CONSUMER DISCRETIONARY					194,581,771

CONSUMER STAPLES - 3.7%
Beverages - 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,590,000		1,709,250	(a)(b)
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	2,390,000		2,697,713	(a)

Total Beverages					4,406,963

Food & Staples Retailing - 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	3,220,000		3,119,375	(a)(b)

Food Products - 2.2%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,749,000		1,877,989
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	3,070,000		3,046,975	(a)(b)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	2,970,000		2,947,725	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,890,000		5,226,187	(a)(b)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	2,700,000		2,686,500	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	1,593,000		1,664,685	(a)(b)

Total Food Products					17,450,061

Media - 0.1%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	650,000		656,500	(a)

Personal Products - 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000		1,340,700	(a)

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,940,000		2,901,413

TOTAL CONSUMER STAPLES					29,875,012

ENERGY - 16.5%
Energy Equipment & Services - 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,470,000		1,550,850	(b)
CGG, Senior Notes	7.750%	5/15/17	378,000		385,560	(b)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,600,000		1,608,000	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,760,000		1,927,200	(a)(b)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	2,400,000		2,454,000	(a)(b)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	2,140,000		2,038,350	(a)(b)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,920,000		1,920,000	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	2,540,000		2,603,500	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,720,000		1,814,600	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	2,780,000		3,106,650	(b)

Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	2,730,000		2,863,087	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	210,000		196,088	(a)

Total Energy Equipment & Services					22,467,885

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 13.7%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	3,700,000	$2,553,000	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,570,000	1,797,650	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	520,000	533,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	2,130,000	2,273,775
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,140,000	1,239,750	(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,100,000	2,373,000	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,130,000	2,390,925	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,070,900	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	5,427,575	5,081,567	(a)(f)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,100,000	1,006,500	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,952,000	2,156,960
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	285,000	320,418	(b)(h)
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	910,000	1,012,375	(b)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	1,910,000	1,924,325
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,530,000	3,899,873	(a)(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	5,050,000	5,428,750	(b)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,730,000	1,803,525
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,720,000	2,992,272	(b)
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	1,080,000	1,093,500	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,840,056	(c)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	4,530,000	4,903,725	(b)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	5,020,000	5,321,200	(a)(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000	2,681,350	(g)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	1,740,000	1,853,100	(a)(b)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	2,240,000	2,368,800
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	2,910,000	2,997,300
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000	2,354,625	(a)(i)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	2,350,000	2,402,875	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	920,000	973,443
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,203,738	(i)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,820,000	1,869,358	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,140,000	1,208,400	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	803,688	(a)(b)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	5,600,000	5,803,000	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	4,330,000	4,308,350
Rex Energy Corp., Senior Notes	6.250%	8/1/22	730,000	723,613	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	7/15/22	1,850,000	1,859,250	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	270,000	286,538	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	230,000	240,350	(c)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,492,512	(a)(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	6,620,000	6,735,850	(a)(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	3,960,000	4,316,400
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	920,000	963,700	(b)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,810,000	1,927,650	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	400,000	366,000	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,100,000	1,127,500	(a)(b)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	1,370,000	1,496,725
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	1,130,000	1,134,237	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	1,670,000	1,782,725	(a)

Total Oil, Gas & Consumable Fuels				110,298,123

TOTAL ENERGY				132,766,008

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
FINANCIALS - 11.3%
Banks - 5.9%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	1,300,000	EUR	$1,628,112	(c)
Banco Espirito Santo SA, Senior Notes	4.750%	1/15/18	300,000	EUR	371,586	(c)
Banco Espirito Santo SA, Senior Notes	4.000%	1/21/19	600,000	EUR	714,362	(c)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	2,410,000		2,271,425	(b)(h)(j)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000		5,117,006	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000		5,653,125	(b)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	950,000		957,839	(h)(j)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	3,180,000		3,732,525	(a)(b)(h)(j)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,920,000		4,006,377	(a)(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	1,270,000		1,295,400	(b)(h)(j)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	4,400,000		4,511,505	(j)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000		4,219,056	(b)(h)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,660,000		1,670,026	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000		1,592,993
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	650,000		750,504	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	4,860,000	AUD	5,400,875	(c)(h)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	3,570,000		3,752,963	(h)(j)

Total Banks					47,645,679

Capital Markets - 0.5%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	1,350,000		1,355,940	(a)(h)(j)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000		2,771,746	(b)

Total Capital Markets					4,127,686

Consumer Finance - 1.4%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000		6,216,750	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,230,000		2,581,225	(b)
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,250,000		1,312,500	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,110,000		1,183,537	(a)(b)

Total Consumer Finance					11,294,012

Diversified Financial Services - 1.8%
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	1,010,000		1,027,675	(a)(f)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	800,000		838,500
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000		3,848,322	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000		5,969,950	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000		2,602,800	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		541,250	(a)(h)

Total Diversified Financial Services					14,828,497

Insurance - 1.1%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000		3,916,056	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,450,000		1,544,250	(a)(b)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	1,750,000		2,082,500	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000		1,397,000	(a)(b)

Total Insurance					8,939,806

Real Estate Management & Development - 0.6%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	4,140,000		4,378,050	(a)(b)

TOTAL FINANCIALS					91,213,730

HEALTH CARE - 6.0%
Health Care Equipment & Supplies - 1.2%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	2,800,000		2,877,000	(b)
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	1,610,000		1,652,263	(a)(b)(f)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Equipment & Supplies - 1.2% (continued)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	5,070,000		$5,076,337	(b)

Total Health Care Equipment & Supplies					9,605,600

Health Care Providers & Services - 3.7%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,248,000		1,472,640	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,540,000		1,624,700
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	4,590,000		4,935,168	(b)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,620,000		2,777,200	(b)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	5,000,000		5,450,000	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000		1,083,750	(a)(b)
HCA Inc., Debentures	7.500%	11/15/95	2,205,000		2,072,700	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,540,000		2,692,400	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	1,020,000		1,106,700	(a)(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	254,000	EUR	361,801	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,870,000		3,214,400	(b)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,580,000		2,702,550

Total Health Care Providers & Services					29,494,009

Pharmaceuticals - 1.1%
Capsugel SA, Senior Notes	7.000%	5/15/19	1,000,000		1,009,375	(a)(f)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,622,131	(b)(c)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	2,830,000		2,925,512	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	1,580,000		1,655,050	(a)

Total Pharmaceuticals					9,212,068

TOTAL HEALTH CARE					48,311,677

INDUSTRIALS - 20.8%
Aerospace & Defense - 2.4%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,110,000		4,151,100	(a)(b)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,960,000		2,170,700	(b)
Erickson Inc., Secured Notes	8.250%	5/1/20	4,854,000		4,902,540
GenCorp Inc., Secured Notes	7.125%	3/15/21	1,490,000		1,620,077	(b)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,400,000		1,422,750	(a)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	4,840,000		4,870,250	(a)

Total Aerospace & Defense					19,137,417

Airlines - 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,100,000		1,156,705	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,143,621		1,240,829	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	4,871		4,904
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,308,912		1,528,941	(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	525,592		595,890	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	4,514,568	(b)(c)
United Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,213,744		4,708,859	(b)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	1,430,000		1,530,100	(b)

Total Airlines					15,280,796

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	2,851,000		2,786,853	(a)(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000		846,960	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	1,139,000	EUR	1,727,935	(a)

Total Building Products					5,361,748

Commercial Services & Supplies - 2.9%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	780,000		797,550	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Services & Supplies - 2.9% (continued)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000		$1,693,012	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	6,080,000		6,414,400	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000		1,754,000	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	4,686,000		5,037,450	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,186,000		1,274,950	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,241,000		1,228,590	(a)(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	3,018,000		3,342,435	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	1,310,000		1,418,075	(b)

Total Commercial Services & Supplies					22,960,462

Construction & Engineering - 2.7%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	1,070,000	EUR	1,547,406	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	240,000	EUR	347,082	(c)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	2,420,000		2,214,300	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	3,237,000		3,298,748	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	3,110,000		3,125,550	(a)(f)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	3,670,000		3,853,500	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	2,970,000		3,066,525	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	4,240,000		4,033,512	(a)(i)

Total Construction & Engineering					21,486,623

Electrical Equipment - 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,970,000		2,157,150	(a)(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,800,000		1,890,000	(a)(b)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	138,927	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	214,094	(a)

Total Electrical Equipment					4,400,171

Industrial Conglomerates - 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,490,000		2,676,750	(b)

Machinery - 2.4%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	1,200,000		1,299,000	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	5,370,000		5,772,750	(a)(b)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	1,070,000		1,083,375	(a)(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	2,390,000		2,700,700	(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	3,027,000	EUR	4,426,209	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	700,000	EUR	1,049,815	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	458,000	EUR	686,879	(c)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,760,000		1,958,000	(a)(b)

Total Machinery					18,976,728

Marine - 1.3%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	3,631,806		3,211,122	(f)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,860,000		1,864,650
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,960,000		3,011,800	(a)(b)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	2,150,000		2,316,625

Total Marine					10,404,197

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Professional Services - 0.3%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	2,330,000		$2,330,000	(a)

Road & Rail - 2.4%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,500,000		2,662,500	(a)(b)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	3,740,000		3,936,350	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,860,000		1,929,750	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	5,530,000		6,076,087	(a)(b)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	1,680,000		1,675,800	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	3,200,000		3,392,000	(b)

Total Road & Rail					19,672,487

Trading Companies & Distributors - 0.6%
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	1,400,000		1,400,000	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,150,000		3,425,625	(b)

Total Trading Companies & Distributors					4,825,625

Transportation - 2.1%
CMA CGM, Senior Notes	8.500%	4/15/17	3,140,000		3,194,950	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,490,000		3,734,300	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	3,890,000		4,074,775	(a)(b)(f)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	3,400,000		3,429,750	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	2,580,000		2,631,600	(a)(b)

Total Transportation					17,065,375

Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,700,000		1,779,688	(a)(b)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	820,000		865,100	(a)

Total Transportation Infrastructure					2,644,788

TOTAL INDUSTRIALS					167,223,167

INFORMATION TECHNOLOGY - 2.9%
Electronic Equipment, Instruments & Components - 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	650,000	EUR	933,485	(a)

Internet Software & Services - 0.7%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	1,390,000		1,421,275	(a)(f)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,100,000		2,425,500	(b)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,920,000		2,042,400	(b)

Total Internet Software & Services					5,889,175

IT Services - 1.6%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	2,758,000		2,744,210	(a)(b)
First Data Corp., Senior Notes	12.625%	1/15/21	4,760,000		5,682,250	(b)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	3,535,000		4,144,788

Total IT Services					12,571,248

Software - 0.5%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	1,390,000		1,462,975	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,430,000		2,502,900	(a)(b)

Total Software					3,965,875

TOTAL INFORMATION TECHNOLOGY					23,359,783

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MATERIALS - 13.1%
Chemicals - 0.5%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,500,000		$1,545,000	(a)(f)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	680,000	EUR	1,017,544	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	530,000	EUR	793,086	(c)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	590,000		620,975

Total Chemicals					3,976,605

Construction Materials - 0.4%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	780,000		830,700	(c)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	2,540,000		2,590,800	(a)

Total Construction Materials					3,421,500

Containers & Packaging - 2.9%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	2,420,000		2,450,250	(a)(f)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,170,000		3,439,450	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	930,000		930,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,220,000		1,317,600	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	871,765		863,047	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	2,970,000		2,970,000	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	3,490,000		3,716,850	(a)(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	3,320,000		3,581,450	(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000		983,250	(b)
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	2,000,000		2,030,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,340,000		1,391,925	(b)

Total Containers & Packaging					23,673,822

Metals & Mining - 7.8%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	811,000		920,688
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	1,950,000		1,984,125	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	2,530,000		2,327,600	(a)(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,780,000		2,724,400	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,019,700	(a)
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	2,580,000		2,660,625	(a)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		175,243	(c)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		710,600	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,327,960	(a)(i)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		344,850	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	3,790,000		4,078,987	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,000,000		2,135,000	(a)(b)
GTL Trade Finance Inc., Senior Bonds	5.893%	4/29/24	2,996,000		3,096,366	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,070,000		1,320,100	(a)(d)(g)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,570,000		572,452	(a)(d)(e)(g)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,070,000		957,650	(b)
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	1,570,000		1,767,231	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	4,490,000		4,680,825	(a)(b)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,367,116	(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,960,000		4,202,550
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	1,730,000		1,825,150	(a)(f)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 7.8% (continued)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	2,040,000	EUR	$2,871,660	(a)(f)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	3,850,000		3,060,750	(a)(b)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	1,300,000		1,391,000	(b)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	1,200,000		1,266,000	(a)(b)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	520,000		551,200	(a)
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,950,000		2,198,625	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,784,000		2,248,573	(i)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,827,835	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	760,000		784,700	(a)

Total Metals & Mining					62,399,561

Paper & Forest Products - 1.5%
Appvion Inc., Secured Notes	9.000%	6/1/20	4,800,000		4,602,000	(a)(b)
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	1,340,000		1,331,960
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	4,060,000		3,877,300
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,768,000		1,723,800	(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000		278,850

Total Paper & Forest Products					11,813,910

TOTAL MATERIALS					105,285,398

TELECOMMUNICATION SERVICES - 11.0%
Diversified Telecommunication Services - 6.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,544,000		2,645,760	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	6,600,000		6,798,000	(b)
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,557,100	(a)(b)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,250,000		1,204,688
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	6,670,000		7,053,525	(b)
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	2,070,000		2,160,562
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	750,000		801,563
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	4,090,000		4,468,325	(b)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	1,260,000		1,308,825	(a)(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	940,000		1,021,075
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	3,640,000		4,126,850
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,369,850	(c)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000		275,600	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	3,550,000		3,935,928	(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	5,780,000		6,184,600	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	1,430,000		1,417,487	(b)

Total Diversified Telecommunication Services					49,329,738

Wireless Telecommunication Services - 4.9%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,400,000	EUR	1,992,025	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	2,246,915	(c)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,530,000		3,459,400	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	8,465,000		9,438,475	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000		8,460,000	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	6,930,000		7,432,425	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	2,831,000		2,979,627	(b)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	1,090,000		1,143,138	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,282,851	(a)

Total Wireless Telecommunication Services					39,434,856

TOTAL TELECOMMUNICATION SERVICES					88,764,594

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 4.4%
Electric Utilities - 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		$4,761,050	(b)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	2,092,921		2,197,567
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	4,320,000		4,698,000	(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	768,650		795,553	(g)

Total Electric Utilities					12,452,170

Gas Utilities - 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000		2,335,925	(b)

Independent Power and Renewable Electricity Producers - 2.6%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,890,000		1,975,050	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	3,349,000		3,642,037	(a)(b)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	11/8/16	3,100,000		0	(d)(e)(k)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	5,200,000		5,564,000	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	3,350,000		3,551,000	(a)(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	280,424		299,878	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	4,900,701		5,525,540

Total Independent Power and Renewable Electricity Producers					20,557,505

TOTAL UTILITIES					35,345,600

TOTAL CORPORATE BONDS & NOTES (Cost - $873,718,292)					916,726,740

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $800,006)	2.376%	4/20/35	1,233,302		1,079,177	(h)

CONVERTIBLE BONDS & NOTES - 0.4%
MATERIALS - 0.3%
Chemicals - 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	802,000		737,840

Metals & Mining - 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	1,890,000		1,890,000	(a)(d)(e)

TOTAL MATERIALS					2,627,840

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,900,100	MXN	427,776	(a)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $3,041,260)					3,055,616

SENIOR LOANS - 3.3%
CONSUMER DISCRETIONARY - 1.3%
Hotels, Restaurants & Leisure - 0.7%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	2,510,000		2,553,925	(l)(m)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,585,000		2,895,200	(l)(m)

Total Hotels, Restaurants & Leisure					5,449,125

Household Durables - 0.5%
William Lyon Homes Inc., Bridge Term Loan	—	7/13/15	3,950,000		3,950,000	(d)(e)(l)(n)

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,220,000		1,006,500	(l)(m)

TOTAL CONSUMER DISCRETIONARY					10,405,625

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,080,000		$1,051,650	(l)(m)

HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	2,130,000		2,154,851	(l)(m)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	2,280,000		2,268,600	(d)(l)(m)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	2,620,000		2,636,375	(l)(m)

TOTAL HEALTH CARE					7,059,826

MATERIALS - 0.5%
Chemicals - 0.5%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	1,200,000	EUR	1,680,173	(l)(m)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,920,000		1,990,800	(l)(m)

TOTAL MATERIALS					3,670,973

UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	4,245,032		4,263,604	(l)(m)

TOTAL SENIOR LOANS (Cost - $26,053,300)					26,451,678

SOVEREIGN BONDS - 2.6%
Argentina - 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	936,000		886,438

Brazil - 0.9%
Federative Republic of Brazil, Notes	10.000%	1/1/17	15,782,000	BRL	6,754,209

Hungary - 0.2%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	1,658,000		1,811,365

Turkey - 0.6%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		2,045,945
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000		2,471,640

Total Turkey					4,517,585

Venezuela - 0.8%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	3,370,000		3,198,130	(c)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,050,000		2,577,250
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,164,000		951,570

Total Venezuela					6,726,950

TOTAL SOVEREIGN BONDS (Cost - $22,101,059)					20,696,547

			SHARES
COMMON STOCKS - 3.1%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Ford Motor Co.			116,147		1,976,822

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			166,350		332,700	*(d)(e)

TOTAL CONSUMER DISCRETIONARY					2,309,522

ENERGY - 0.5%
Energy Equipment & Services - 0.5%
KCAD Holdings I Ltd.			533,873,172		4,155,669	*(d)(e)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	SHARES	VALUE
FINANCIALS - 1.3%
Banks - 1.2%
Citigroup Inc.	143,529	$7,020,003
JPMorgan Chase & Co.	48,547	2,799,706

Total Banks		9,819,709

Diversified Financial Services - 0.0%
PB Investors II LLC	60,468	0	*(d)(e)(k)

Real Estate Management & Development - 0.1%
Realogy Holdings Corp.	20,618	757,917	*

TOTAL FINANCIALS		10,577,626

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Physiotherapy Associates Holdings Inc.	31,500	1,512,000	*(d)(e)

INDUSTRIALS - 0.8%
Marine - 0.8%
DeepOcean Group Holding AS	198,468	6,168,584	*(d)(e)
Horizon Lines Inc., Class A Shares	1,490,060	551,322	*

TOTAL INDUSTRIALS		6,719,906

MATERIALS - 0.0%
Chemicals - 0.0%
LyondellBasell Industries NV, Class A Shares	19	2,019

Metals & Mining - 0.0%
Mirabela Nickel Ltd.	989,632	101,163	*

TOTAL MATERIALS		103,182

TOTAL COMMON STOCKS (Cost - $35,056,788)		25,377,905

	RATE
PREFERRED STOCKS - 2.2%
FINANCIALS - 2.2%
Consumer Finance - 1.6%
GMAC Capital Trust I	8.125%		489,100	13,293,738	(h)

Diversified Financial Services - 0.6%
Citigroup Capital XIII	7.875%		168,125	4,554,506	(h)

TOTAL PREFERRED STOCKS (Cost - $16,143,736)				17,848,244

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	18,500	416,250

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $976,914,441)				1,011,652,157

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 1.7%
Repurchase Agreements - 1.7%
Barclays Capital Inc. repurchase agreement dated 7/31/14; Proceeds at maturity - $13,200,015; (Fully collateralized by U.S. government obligations, 2.125% due 8/15/21; Market value - $13,462,881) (Cost - $13,200,000)	0.040%	8/1/14	13,200,000	13,200,000

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	VALUE
TOTAL INVESTMENTS - 127.3% (Cost - $990,114,441#)	$1,024,852,157
Liabilities in Excess of Other Assets - (27.3)%	(219,621,809)

TOTAL NET ASSETS - 100.0%	$805,230,348

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Illiquid security.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(g)	The coupon payment on these securities is currently in default as of July 31, 2014.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	Value is less than $1.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of July 31, 2014. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Notes to Schedule of Investments (unaudited) (continued)

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$191,157,560	$3,424,211		$194,581,771
Utilities	—	35,345,600	0	*	35,345,600
Other Corporate bonds & notes	—	686,799,369	—		686,799,369
Collateralized mortgage obligations	—	1,079,177	—		1,079,177
Convertible bonds & notes:
Materials	—	737,840	1,890,000		2,627,840
Telecommunication services	—	427,776	—		427,776
Senior loans	—	26,451,678	—		26,451,678
Sovereign bonds	—	20,696,547	—		20,696,547
Common stocks:
Consumer discretionary	$1,976,822	—	332,700		2,309,522
Energy	—	—	4,155,669		4,155,669
Financials	10,577,626	—	0	*	10,577,626
Health care	—	—	1,512,000		1,512,000
Industrials	551,322	—	6,168,584		6,719,906
Materials	103,182	—	—		103,182
Preferred stocks	17,848,244	—	—		17,848,244
Warrants	—	416,250	—		416,250

Total long-term investments	$31,057,196	$963,111,797	$17,483,164		$1,011,652,157

Short-term investments†	—	13,200,000	—		13,200,000

Total investments	$31,057,196	$976,311,797	$17,483,164		$1,024,852,157

Other financial instruments:
Futures contracts	$484,275	—	—		$484,275
Forward foreign currency contracts	—	$2,616,370	—		2,616,370
Centrally cleared credit default swaps on credit indices - buy protection	—	274,942	—		274,942

Total other financial instruments	$484,275	$2,891,312	$—		$3,375,587

Total	$31,541,471	$979,203,109	$17,483,164		$1,028,227,744

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$37,492	—		$37,492

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

	CORPORATE BONDS & NOTES				CONVERTIBLE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	MATERIALS	UTILITIES		MATERIALS	TOTAL
Balance as of April 30, 2014	$2,878,399	$609,500	$0	*	—	$3,487,899
Accrued premiums/discounts	11,856	45,423	—			57,279
Realized gain (loss)(1)	—	4,128	—		—	4,128
Change in unrealized appreciation (depreciation)(2)	27,553	(49,551)	—		—	(21,998)
Purchases	506,403	—	—		$1,890,000	2,396,403
Sales	—	(609,500)	—			(609,500)
Transfers into Level 3	—	—			—	—
Transfers out of Level 3(3)	—	—	—		—	—

Balance as of July 31, 2014	$3,424,211	—	$0	*	$1,890,000	$5,314,211

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2014(2)	$27,553	—	—		—	$27,553

	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	FINANCIALS		HEALTH CARE	INDUSTRIALS	WARRANTS	TOTAL
Balance as of April 30, 2014	$332,700	$3,651,159	$0	*	$1,512,000	$7,068,061	$455,563	$13,019,483
Accrued premiums/discounts	—	—	—		—	—		—
Realized gain (loss)(1)	—	—	—		—	—		—
Change in unrealized appreciation (depreciation)(2)	—	504,510	—		—	(899,477)	(39,313)	(434,280)
Purchases	—							—
Sales	—	—	—		—	—		—
Transfers into Level 3	—	—	—		—	—		—
Transfers out of Level 3(3)	—	—	—		—	—	(416,250)	(416,250)

Balance as of July 31, 2014	$332,700	$4,155,669	$0	*	$1,512,000	$6,168,584	—	$12,168,953

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2014(2)	—	$504,510	—		—	$(899,477)	—	$(394,967)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense”. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be

Notes to Schedule of Investments (unaudited) (continued)

required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended July 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Notes to Schedule of Investments (unaudited) (continued)

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $37,492. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$65,697,694
Gross unrealized depreciation	(30,959,978)

Net unrealized appreciation	$34,737,716

At July 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	277	9/14	$33,149,733	$32,917,556	$232,177
U.S. Treasury 10-Year Notes	470	9/14	58,818,504	58,566,406	252,098

Net unrealized appreciation on open futures contracts					$484,275

At July 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	Citibank, N.A.	800,000	$1,071,274	8/14/14	$(19,594)
Euro	Citibank, N.A.	500,000	669,546	8/14/14	(7,288)
Euro	Citibank, N.A.	367,413	492,000	8/14/14	(8,000)
Euro	Citibank, N.A.	97,000	129,892	8/14/14	(2,610)

					(37,492)

Contracts to Sell:
British Pound	Citibank, N.A.	1,500,000	2,532,246	8/14/14	11,364

Notes to Schedule of Investments (unaudited) (continued)

British Pound	UBS AG	4,689,000	7,915,801	8/14/14	40,260
Euro	Citibank, N.A.	150,000	200,864	8/14/14	1,166
Euro	Citibank, N.A.	21,857,786	29,269,589	8/14/14	1,176,231
Euro	UBS AG	26,268,154	35,175,477	8/14/14	1,387,349

					2,616,370

Net unrealized appreciation on open forward foreign currency contracts					$2,578,878

Transactions in reverse repurchase agreements for the Fund during the period ended July 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$7,393,980	0.730%	$9,513,850

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.55% to 0.95% during the three months ended July 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $13,789.

At July 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.85%	5/5/14	TBD	*	$511,000
Credit Suisse	0.85%	7/14/14	TBD	*	2,047,000
JPMorgan Chase & Co.	0.75%	3/24/14	TBD	*	960,082
JPMorgan Chase & Co.	0.75%	3/24/14	TBD	*	1,810,760
JPMorgan Chase & Co.	0.95%	3/24/14	TBD	*	404,500
JPMorgan Chase & Co.	0.55%	4/23/14	TBD	*	1,385,803

					$7,119,145

*	TBD – To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On July 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $8,613,152.

At July 31, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$37,115,100	6/20/19	5.000% quarterly	$(2,508,214)	$(2,783,156)	$274,942

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Total
Interest Rate Risk	$484,275	—	—	—	$484,275
Foreign Exchange Risk	—	$2,616,370	$(37,492)	—	2,578,878
Credit Risk	—	—	—	$274,942	274,942

Total	$484,275	$2,616,370	$(37,492)	$274,942	$3,338,095

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$91,784,369
Forward foreign currency contracts (to buy)	4,002,073
Forward foreign currency contracts (to sell)	82,724,776

Average notional balance
Credit default swap contracts (to buy protection)	$31,233,925

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund II Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 24, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 24, 2014